Execution Copy

DEED OF AMENDMENT

TO LOAN NOTE TRANSACTION DOCUMENTS

by and between

CODAOCTOPUS GROUP, INC.,

And

CCM HOLDINGS LLC

Dated: November 1, 2016

Execution Copy

Contents

Clause

1.	Interpretation	2
2.	Consent to Amendment	2
3.	Amendment	3
4.	Further Covenants And Agreement	3
5.	Representation and Warranties	4
6.	Binding Effect.	4
7.	Incorporation by Reference.	4
8.	Further Assurances.	4
9.	No Alteration.	5
10.	Electronic Signatures and Transmissions	5

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THIS DEED OF AMENDMENT is dated November 1, 2016

Parties

(1)	Coda Octopus Group, Inc., a Delaware corporation, whose principal place of business is at 4020 Kidron Road, Suite #4, Lakeland, Florida 33811 (“COGI” or “Issuer”); and

(2)	CCM Holdings LLC (a New Jersey limited liability company) with its principal place of business at 376 Main Street, PO Box 74, Bedminster, NJ 07921 (“CCM” or “Noteholder”)

together “Parties” or alone “Party”

WHEREAS: -

(A)	COGI issued Loan Note Instrument on or around 21 February, 2008 constituting the issue of USD 12,000,000 Convertible Loan Notes due 21 February 2015 (each Note having a nominal value of USD100,000).

(B)	The Loan Note Instrument provides for partial redemption during the term of the Loan.

(C)	The Principal Amount Outstanding has since been reduced as a result of the Issuer redeeming part thereof and as of November 1, 2016, this amount stands at $8,600,000 (excluding interest).

(D)	The current maturity date of the Loan (“Senior Secured Convertible Debentures”) is November 1, 2017

(E)	CCM are the current Noteholder.

(F)	COGI and the Noteholder are desirous of modifying the maturity date for the said Senior Secured Convertible Debentures.

(G)	The Transaction Documents governing the Senior Secured Debentures provide for all alterations to the terms and conditions of the said Loan Notes to be by consent of the Noteholder.

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NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each Party hereto, the Issuer and the Noteholder agree to the amendments contained herein. The Parties intend that these stated modifications are binding from the Effective Date.

Agreed terms

1.	Interpretation

1.1	The definitions and rules of interpretation in this Clause apply in this Deed.

Effective Date: means November 1, 2016

Parties: means COGI and CCM and a “Party” either COGI or CCM.

Transaction Documents: means the Subscription Agreement, the Loan Note Instrument, the Deed of Guarantee, the Debentures, the Floating Charges, the Lock-up Agreements, the Security Agreement, the Confidentiality Agreement, the Intercreditor Deed, and all other documents entered into in connection with any of them (and all of which were entered into on or around 21 February, 2008) and the Deeds of Amendment entered into on April 30, 2012 and August 18, 2014 respectively, Deed of Amendment entered in on October 31, 2015, Deed of Amendment entered into on October 17, 2016 and this Deed of Amendment.

Capitalized terms used in this Deed of Amendment (including in the Preamble) which are not otherwise defined herein shall have the meanings ascribed to such terms in the Transaction Documents.

1.2	Clause and schedule headings do not affect the interpretation of this Agreement.

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2.	Consent to Amendment

2.1	Pursuant to the terms of the Deed of Amendment entered into by the Parties on or around October 31, 2015, the Notes and all outstanding obligations provided for under the Transaction Documents fall due on November 1, 2017 (“Maturity Date”).

2.2	The Loan Note Instrument provides for modifications to the said Loan Note Instrument and other Transaction Documents to be by consent of the Noteholder and the Issuer.

2.3	By signing this Deed of Amendment, the Issuer and the Noteholder consent to the modifications documented in this Deed of Amendment with effect from the Effective Date.

2.4	With effect from the Effective Date the Transaction Documents shall be construed as including this Deed of Amendment and the definition of Transaction Documents shall be amended from the Effective Date accordingly.

3.	Amendment

AMENDMENT OF DEFINITION OF FINAL MATURITY DATE

3.1	In consideration for the further promises and covenants set out in Clause 4 herein, the sufficiency of which each Party acknowledges, the Noteholder consents to the Amendment as set out in Clause 3.2.

3.2	The definition of “Final Maturity Date” contained in the Amendment to Loan Note Instrument dated October 31, 2015, paragraph 3.1.1 shall be deleted in its entirety and replaced with the following new definition:

“3.1.1.        May 1, 2018, or if such date is not a Business Day on the immediately preceding Business Day (“Final Maturity Date”)” [END OF AMENDMENT TO 3.1.1.]

3.3.	The Parties therefore agree to extend the Final Maturity Date of the Senior Secured Convertible Debentures to May 1, 2018.

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4.	Further Covenants And Agreement

4.1	The Issuer covenants to carry on in good faith to seek the timely refinancing of the Principal Amount Outstanding. The Issuer shall provide the Noteholder with quarterly update on progress made in securing the refinancing.

4.2	The Issuer covenants to comply with all covenants set out in the Transaction Documents.

5.	Representation and Warranties

5.1	The Noteholder represents that it is the lawful owner of the Notes and that an Extraordinary Resolution authorising it to enter into this Deed has been passed and duly signed and authorised on or before the date hereof.

5.2	The Noteholder further represents that in entering into this Deed of Amendment it has the right, power and authority to do so and more particularly to agree to the modifications of the obligations of COGI under the Loan Note Instrument and no further authorization or consents are required to enter into this Deed of Amendment under which the rights of the Noteholder against COGI are being modified.

6.	Binding Effect.

Each of the Parties undertake that they are authorized to enter into this Agreement and when executed will be legally binding on each of the Parties hereto.

7.	Incorporation by Reference.

The following provisions contained in the Loan Note Instrument shall be deemed incorporated by reference herein and shall be read and construed as separately and directly applicable to this Agreement:

(a)	Condition 8 (LAW).

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8.	Further Assurances.

Each of the Parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Deed.

9.	No Alteration.

All other terms and conditions of the Loan Note Instrument and the Transaction Documents shall remain unaltered.

10.	Electronic Signatures and Transmissions

This Deed may be transmitted in electronic format and shall not be denied legal effect because it was formed or transmitted in whole or in part, by electronic means. An electronic, digital or electronically transmitted signature (collectively, Electronic Signature”) will be deemed an acceptable original for purposes of consummating this Deed and binding the party providing such Electronic Signature.

IN WITNESS whereof this Deed has been duly executed the day and year first before written.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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Executed as a deed by Coda Octopus Group, Inc., acting by Annmarie Gayle, a director, and Geoff Turner, a director	/s/ ................................................... ANNMARIE GAYLE Director /s/ ................................................... GEOFF TURNER Director

Executed as a deed by CCM Holdings LLC acting by John W. Galuchie, Jr. Managing Member, in the presence of:

...................................................

Signature of witness

Title: ...................................................

Name: .................................................

Address: ..............................................

/s/ ................................................... John Galuchie, Jr. Managing Member

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